UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2014

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Panhandle 2 Purchase and Sale Agreement

On November 10, 2014, Pattern Energy Group Inc. (“Pattern Energy”) consummated the Purchase and Sale Agreement (the “PH2 PSA”) with Panhandle B Holdco 2 LLC, a Delaware limited liability company and controlled affiliate of Pattern Development (“PH2 Seller”), and Pattern Development, as guarantor of PH2 Seller’s obligations under the PH2 PSA. A subsidiary of Pattern Energy purchased at the closing (the “PH2 Closing”) from PH2 Seller 100% of the membership interests in Panhandle B Member 2 LLC, a Delaware limited liability company, which held 100% of the equity interests in Panhandle Wind Holdings 2 LLC, a Delaware limited liability company (“Panhandle Holdco”), which in turn owns 100% of the membership interests in Pattern Panhandle Wind 2 LLC, a Delaware limited liability company and the project company for the approximately 181.7 MW Panhandle 2 wind project located in Carson County, Texas (the “PH2 Project Company”), for a consideration of US$123.8 million.

Immediately after the PH2 Closing, the membership interests in Panhandle Holdco were, pursuant to agreements separate from the PH2 PSA, restructured into Class A and Class B membership interests. Following the restructuring and capital contributions made by certain tax equity investors (the “Tax Equity Investors”), (1) Panhandle B Member 2 LLC holds 100% of the Class B membership interests in Panhandle Holdco and (2) the Tax Equity Investors hold 100% of the Class A membership interests in Panhandle Holdco.

The PH2 PSA was previously approved by the Conflicts Committee of Pattern Energy’s Board of Directors, which is comprised solely of independent directors.

Item 7.01. Regulation FD Disclosure.

On November 12, 2014, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Pattern Energy Group Inc. dated November 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2014

PATTERN ENERGY GROUP INC.

By:	/s/ Dyann S. Blaine
Name: Dyann S. Blaine
Title: Vice President and Secretary